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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2004
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                    0-26168                      52-1849794
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)              file number)             Identification No.)

                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of  Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective September 30, 2004, Barry Weinberg and Walter Channing, Jr. each resigned from the Board of Directors of CareAdvantage, Inc. (the "Company").

     In connection with the Settlement Agreement between the Company and Horizon Blue Cross Blue Shield of New Jersey ("Settlement Agreement"), Patrick J. Geraghty and Christine L. Nelson each resigned from the Board of Directors of the Company and its affiliates effective October 1, 2004.

Item 8.01 Other Events.

     Pursuant to the Settlement Agreement described in Item 5.02, on October 1, 2004, Horizon Blue Cross Blue Shield of New Jersey ("Horizon BCBSNJ") transferred to the Company all of the 53,394,820 shares of common stock, par value $.001 per share, of the Company held by Horizon BCBSNJ.

     The  Settlement  Agreement was  previously  filed by the Company as Exhibit
10.1 filed with the Company's Current Report on Form 8-K, filed on October 1, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CAREADVANTAGE, INC.

Date:    October 4, 2004                       By:  /s/ Dennis J. Mouras
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                                                    Dennis J. Mouras,
                                                    Chief Executive Officer